UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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NFINANSE INC.
(Name of Registrant as Specified in Its Charter)

_____________________________
(Name of Person(s) Filing Proxy statement, if other than the Registrant)

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nFinanSe Inc.
3923 Coconut Palm Drive, Suite 107
Tampa, FL 33619

April 3, 2009

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

THE ANNUAL MEETING OF STOCKHOLDERS OF NFINANSE INC. (the “Company”) will be held on Thursday, May 14, 2009, at 3923 Coconut Palm Drive, Suite 107, Tampa, Florida 33619 at 10:00 a.m., Eastern Daylight Time, and any adjournment or postponement thereof (the “Annual Meeting”), for the following purposes:

1.	Election of five directors to the Company’s Board of Directors to hold office until the Company’s next annual meeting of stockholders (Proposal One);
2.
Ratification of the appointment of Kingery & Crouse, P.A. as the Company’s independent registered public accounting firm for the fiscal year ended January 3, 2009 and for the fiscal year ending January 2, 2010 (Proposal Two); and

3.	Transaction of such other business as may properly come before the Annual Meeting.

Stockholders of record at the close of business on March 16, 2009 are entitled to notice of and to vote at the Annual Meeting.

*****

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting.

Our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended January 3, 2009 are available at http://materials.proxyvote.com/65338C.

We are pleased to take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their shareholders via the Internet. We believe that this new e-proxy process will expedite shareholders’ receipt of proxy materials and lower the costs of the Annual Meeting.  Accordingly, we have mailed to our shareholders of record and beneficial owners the Notice of Internet Availability of Proxy Materials containing instructions on how to access the attached Proxy Statement and our Annual Report on Form 10-K via the Internet and how to vote online. The Notice of Internet Availability of Proxy Materials and the attached Proxy Statement also contain instructions on how you can receive a paper copy of the proxy materials.

The Notice of Internet Availability of Proxy Materials was mailed to our shareholders beginning on or about April 3, 2009. The attached Proxy Statement is being made available to our shareholders beginning on or about April 3, 2009.

Thank you for your support.

By order of the Board of Directors,

/s/ Raymond P. Springer
April 3, 2009	Raymond P. Springer
Secretary

nFinanSe Inc.
3923 Coconut Palm Drive, Suite 107
Tampa, FL 33619

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 14, 2009

INTRODUCTION

PROXY SOLICITATION AND GENERAL INFORMATION

This Proxy Statement and the Proxy form are being furnished to the holders of Series A Convertible Preferred Stock, par value $0.001 per share, or Series A Preferred Stock, to holders of Series B Convertible Preferred Stock, par value $0.001 per share, or Series B Preferred Stock,  to holders of Series C Convertible Preferred Stock, par value $0.001 per share, or Series C Preferred Stock (collectively the “Preferred Stock”), and to the holders of common stock, par value $0.001 per share (which shares are referred to in this Proxy Statement collectively with the shares of the Preferred Stock  on an as-converted basis, as Common Stock), of nFinanSe Inc., a Nevada corporation (which is sometimes referred to in this Proxy Statement as the Company, we, or us), in connection with the solicitation of proxies by the Board of Directors of the Company (which is sometimes referred to in this Proxy Statement as the Board or our Board), for use at the Annual Meeting of Stockholders, or the Annual Meeting, to be held on May 14, 2009, at 10:00 a.m., Eastern Daylight Time, at our principal executive offices, 3923 Coconut Palm Drive, Suite 107, Tampa, Florida 33619, and any adjournments or postponements thereof. Holders of the Preferred Stock are entitled to vote their shares of Preferred Stock on an as-converted basis along with the holders of our Common Stock.

The Board has fixed the close of business on March 16, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each such stockholder will be entitled to one vote for each share of Common Stock held on all matters to come before the Annual Meeting and may vote in person or by proxy.

The Board knows of no other matters that are to be brought before the Annual Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Annual Meeting, the persons named in the Proxy form or their substitutes will vote such shares in accordance with their best judgment on such matters.

NOTICE OF ELECTRONIC AVAILABILITY OF PROXY MATERIALS

Pursuant to the rules recently adopted by the Securities and Exchange Commission, or the SEC, we are making this Proxy Statement and our Annual Report on Form 10-K available to our shareholders electronically via the Internet. Accordingly, in compliance with this new e-proxy process, on or about April 3, 2009, we mailed to our shareholders of record and beneficial owners the Notice of Internet Availability of Proxy Materials, or the Notice, containing instructions on how to access this Proxy Statement and our Annual Report on Form 10-K via the Internet and how to vote online. As a result, unless otherwise required, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. The Notice is not a proxy card and cannot be used to vote your shares. All shareholders will be able to access the proxy materials on a web site referred to in the Notice and this Proxy Statement and to request to receive a printed set of the proxy materials by mail or electronically, in either case, free of charge. If you would like to receive a printed or electronic copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice. See “Consent to Electronic Delivery of Annual Meeting Materials” on page 29 for further information on electing to receive proxy materials electronically. By participating in the e-proxy process, we will save money on the cost of printing and mailing the document to you.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE

Only stockholders as of the close of business on March 16, 2009, or the Record Date, are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 14,392,621 shares, consisting of 5,048,513 shares of Preferred Stock and 9,344,108 shares of our Common Stock, outstanding and entitled to vote, with each share entitled to one vote. See “Security Ownership of Certain Beneficial Owners and Management” for information regarding the beneficial ownership of Common Stock by our directors, executive officers and stockholders known to us to own 5% or more of Common Stock.

REQUIRED VOTES

Each share of the Common Stock entitles the holder to one vote on each matter presented for stockholder action.

Under applicable Nevada law, the affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the approval of the election of directors. In other words, the five persons nominated for director and receiving the most votes will be elected. Abstentions and broker non-votes have no effect on the election of directors.

Under applicable Nevada law, the ratification of the Company’s appointment of an independent registered public accounting firm will be approved if the number of votes cast in favor of each proposal exceeds the number of votes cast in opposition.

In determining the number of votes cast with respect to any voting matter, only those cast “for” or “against” are included. Abstentions will be considered present and entitled to vote at the Annual Meeting but will not be counted as votes cast. Accordingly, abstentions will have no effect on the vote. In addition, where brokers submit proxies but are prohibited and thus refrain from exercising discretionary authority in voting shares on certain matters for beneficial owners who have not provided voting instructions with respect to such matters (commonly referred to as “broker non-votes”), those shares will be considered present and entitled to vote at the Annual Meeting but will not be counted as votes cast as to such matters and thus will have no effect on the vote.

VOTING OF PROXIES

If you hold shares as a record holder, you may vote by submitting a proxy for your shares by mail, telephone or internet as described on the proxy card. If you submit your proxy via the internet, you may incur costs such as cable, telephone and internet access charges. Submitting your proxy will not limit your right to vote in person at the Annual Meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you submit a signed proxy card without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendations. The Board does not presently intend to bring any business before the Annual Meeting other than the specific proposals referred to in this Proxy Statement and specified in the Notice of Annual Meeting. So far as is known to the Board, no other matters are to be brought before the Annual Meeting. As to any business that may properly come before the Annual Meeting, however, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

REVOCABILITY OF PROXIES

You may revoke a proxy at any time before it is voted by filing with our Secretary a duly executed revocation of proxy, by submitting a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not by itself constitute revocation of a proxy.

SOLICITATION OF PROXIES AND EXPENSES

We will bear the entire cost of the solicitation of proxies. We may engage the services of a proxy solicitation firm in the event we deem it necessary to obtain assistance in the distribution of and solicitation of proxies. Upon stockholder request, we will furnish hard copies of the solicitation materials to custodians holding in their names shares of Common Stock beneficially owned by others to forward to such requesting beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Our directors, officers or other regular employees and employees or agents of any proxy soliciting firm that we hire may supplement, by telephone, facsimile and letter or personal solicitation, the original solicitation of proxies by mail. We will not pay any additional compensation to directors, officers or other regular employees for such services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 16, 2009 the number of shares and percentage of Common Stock owned by each of our named executive officers, each of our directors, our executive officers and directors as a group and each person known to us to beneficially own five percent or more of our Common Stock. Unless otherwise indicated, each of the stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock that could be issued upon the exercise of outstanding options and warrants held by that person that are currently exercisable or exercisable within 60 days of March 16, 2008 are considered outstanding. Unless otherwise indicated, the address of each person named in the table below is c/o nFinanSe Inc., 3923 Coconut Palm Drive, Suite 107, Tampa, Florida 33619.

Name and Address	Amount and Nature of Beneficial Ownership (1)	Percentage (2)

Jerry R. Welch (3)	926,271	9.0%
Chief Executive Officer and Chairman of the Board

Raymond P. Springer (4)	432,094	4.4%
Chief Financial Officer

Daniel W. Davis (5)	100,625	1.1%
Chief Technology Officer

Benjamin J. Bond (6)	37,500	* %
Director

Joseph D. Hudgins (7)	32,500	* %
Director

Mark S. Brewer (8)	37,500	* %
Director

Bruce E. Terker (9)	964,938	9.9%
Director

Ernest W. Swift (10)	15,000	* %
Director

All current directors and executive officers as a group (eight persons) (11)	2,546,428	22.6%

GSSF Master Fund LP (12)	977,577	9.9%
100 Crescent Ct., Suite 490
Dallas, TX 75201

London Family Trust (13)	946,173	9.9%
212 Aurora Dr.
Montecito, CA 93108

Robert Berlacher (14)	958,496	9.9%
676 Church Road
Villanova, PA 19085

Northwood Capital Partners, LP (15)	977,725	9.9%
676 Church Road
Villanova, PA 19085

Porter Partners, LP (16)	972,003	9.9%
300 Drakes Landing Road, Suite 175
Greenbrae, CA 94904

Ballyshannon Partners, LP (9)	964,938	9.9%
950 West Valley Rd., Suite 2900
Wayne, PA 19087

Trellus Offshore Fund Ltd. (17)	971,513	9.9%
350 Madison Avenue 9th Floor
New York, NY 10017

Midsummer Investment, Ltd. (18)	1,026,711	9.9%
295 Madison Avenue, 38th Floor
New York, NY 10017

Newland Capital Management, LLC (19)	750,000	7.4%
350 Madison Avenue, 11th Floor
New York, NY 10017

* Less than 1%.

(1)
As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise, has or shares the power to vote, or direct the voting of, such security or investment power, which includes the power to dispose, or to direct the disposition of, such security. In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days of March 16, 2009.

(2)
Percentage is based on shares of Common Stock outstanding as of March 16, 2009.  Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock is convertible into shares of Common Stock on a one-for-one basis and Warrants are exercisable into shares of Common Stock on a one-for-one basis; however, each holder of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and the Warrants is blocked from converting shares of the Series A Preferred Stock, Series B Preferred Stock and the Series C Stock or exercising Warrants to purchase Common Stock to the extent necessary to ensure that, following such conversion (or deemed conversion for voting purposes) or warrant exercise, the number of shares of Common Stock then beneficially owned by such holder does not exceed 9.99% of the total number of shares of Common Stock then issued and outstanding. As a result, the 14,392,621 shares of Common Stock outstanding as of March 16, 2009 includes 2,669,935 shares of the 7,500,484 outstanding shares of Series A Preferred Stock, includes 220,451 shares of the 1,000,000 outstanding shares of Series B Preferred Stock and includes 2,158,127 shares of the 4,037,500 shares of Series C Preferred Stock that were convertible within 60 days of March 16, 2009, assuming they were the only holder converting shares on that date.  No warrants are considered to be exercisable for this purpose.

(3)	Comprises 896,271 shares of Common Stock underlying options that are exercisable within 60 days of March 16, 2009 and 30,000 shares of Common Stock held by Mr. Welch.

(4)
Comprises 422,094 shares of Common Stock underlying options that are exercisable within 60 days of March 16, 2009 and 10,000 shares of Common Stock held by Mr. Springer. Excludes 750 shares of Common Stock underlying options that are not exercisable within 60 days of March 16, 2009.

(5)
Comprises 100,625 shares of Common Stock underlying options that are exercisable within 60 days of March 16, 2009.  Excludes 33,458 shares of Common Stock underlying options that are not exercisable within 60 days of March 16, 2009.

(6)	Comprises 37,500 shares of Common Stock underlying options that are exercisable within 60 days of March 16, 2009.

(7)	Comprises 32,500 shares of Common Stock underlying options that are exercisable within 60 days of March 16, 2009.

(8)	Comprises 37,500 shares of Common Stock underlying options that are exercisable within 60 days of March 16, 2009.

(9)	Beneficial Ownership Includes:

	Common	Series A	Series B	Series C	Warrants exercisable within 60 days of March 26, 2009	Total
Ballyshannon Partners, LP	438,159	172,403	16,406	24,609	-	651,577
Argosy Capital Group II, LP	14,288	66,358	-	13,671	-	94,317
Ballyshannon Family Partnership, LP	44,113	50,064	1,821	24,609	-	120,607
Cynthia Terker	-	-	-	5,469	-	5,469
Geewax, Terker and Co. Profit Sharing Plan and Trust FBO Bruce E Terker	-	-	-	27,343	-	27,343
VFT Special Assets	-	-	-	-	-	-
Bruce E. Terker-bond guaranty	-	-	-	-	-	-
Bruce E. Terker-director options	-	-	-	-	-	-
Insignia Partners LP	65,625	-	-	-	-	65,625
Total Ballyshannon (Bruce Terker)	562,185	288,825	18,227	95,701	-	964,938

Beneficial Ownership Excludes (See the blocking provisions in footnote 2):

	Common	Series A	Series B	Series C	Warrants exercisable within 60 days of March 26, 2009	Total
Ballyshannon Partners, LP	-	1,403,905	133,594	200,391	420,000	2,157,890
Argosy Capital Group II, LP	-	540,363	-	111,329	62,500	714,192
Ballyshannon Family Partnership, LP	-	407,679	14,846	200,391	220,000	842,916
Cynthia Terker	-	-	-	44,531	25,000	69,531
Geewax, Terker and Co. Profit Sharing Plan and Trust FBO Bruce E Terker	-	-	-	222,657	125,000	347,657
VFT Special Assets	-	-	-	-	29,836	29,836
Bruce E Terker-bond guaranty	-	-	-	-	33,912	33,912
Bruce E Terker-director options	-	-	-	-	15,000	15,000
Insignia Partners LP	-	-	-	-	-	-
Total Ballyshannon (Bruce Terker)	-	2,351,947	148,440	779,299	931,248	4,210,934

Mr. Terker has sole voting and dispositive power over the securities held by Ballyshannon Partners, LP, Ballyshannon Family Partnership, LP, Insignia Partners LP and Argosy Capital Group II, LP. Mr. Terker disclaims beneficial ownership of the securities held by these entities except for his pecuniary interest therein.

(10)	Comprises 15,000 shares of Common Stock underlying options that are exercisable within 60 days of March 16, 2009.

(11)	Includes 1,944,244 shares of Common Stock underlying options that are exercisable within 60 days of March 16, 2009.

(12)
Includes 447,169 shares of Common Stock held by GSSF Master Fund LP and includes 530,408 shares of Series A Preferred Stock, which are immediately convertible into shares of Common Stock on a one-to-one basis, held by GSSF Master Fund LP.  Excludes 21,730 shares of Series A Convertible Preferred which are not immediately convertible into shares of Common Stock due to the blocking provisions summarized in footnote 2 above.  Thomas C. Davis has voting and dispositive power over the securities held by GSSF Master Fund LP. Mr. Davis disclaims beneficial ownership of the securities held by these entities except for his pecuniary interest therein.

(13)
Includes 732,975 shares of Common Stock held by the Robert S. London TTEE London Family Trust, and includes 213,198 shares of Series A Preferred Stock held by the London Family Trust, which are immediately convertible into shares of Common Stock on a one-to-one basis.  Excludes 1,037,432 shares of Series A Convertible Preferred Stock which are not immediately convertible into shares of Common Stock due to the blocking provisions summarized in footnote 2 above.  Robert S. London has voting and dispositive power over the securities held by the Robert S. London TTEE London Family Trust. Mr. London disclaims beneficial ownership of the securities held by this entity except for his pecuniary interest therein.

(14)	Beneficial Ownership Includes:

Shares held by:	Common	Series A	Series B	Series C	Warrants exercisable within 60 days of March 16, 2009	Total
Cabernet Partners, LP	42,922	51,337	-	-	-	94,259
Chardonnay Partners LP	20,626	32,591	-	-	-	53,217
Northwood Capital Partners LP	445,827	202,322	-	-	-	648,149
Julie Berlacher	103,554	51,442	-	-	-	154,996
VFT Special Assets	-	-	-	-	-	-
Robert Berlacher-director options	7,875	-	-	-	-	7,875
Total Robert Berlacher	620,804	337,692	-	-	-	958,496

Beneficial Ownership Excludes (See the blocking provisions in footnote 2):

	Common	Series A	Series B	Series C	Warrants exercisable within 60 days of March 16, 2009	Total
Cabernet Partners, LP	-	99,288	-	-	-	99,288
Chardonnay Partners LP	-	63,034	-	-	-	63,034
Northwood Capital Partners LP	-	391,303	-	-	25,000	416,303
Julie Berlacher	-	99,496	-	-	-	99,496
VFT Special Assets		-	-	-	49,141	49,141
Robert Berlacher-director options	-	-	-	-	10,000	10,000
Total Robert Berlacher	-	653,121	-	-	84,141	737,262

Robert Berlacher has voting and dispositive power over the securities held by Cabernet Partners, LP, Chardonnay Partners LP and Northwood Capital Partners, LP.  Robert Berlacher disclaims beneficial ownership of the shares held by Julie T. Berlacher, except for his pecuniary interest therein.  Mr. Berlacher served as a director of the Company between March 1, 2007 and October 25, 2007.

(15)
Includes 445,827 shares of Common Stock held by Northwood Capital Partners, LP and includes 531,898 shares of Series A Preferred Stock, which are immediately convertible into shares of Common Stock on a one-to-one basis.  Excludes 61,727 shares of Series A Preferred Stock and 25,000 Warrants to purchase Common Stock held by Northwood Capital Partners, LP, which are not immediately convertible or exercisable into shares of Common Stock due to the blocking provisions summarized in footnote 2 above. Robert Berlacher has voting and dispositive power over the securities held by Northwood Capital Partners, LP.  Mr. Berlacher served as a director of the Company between March 1, 2007 and October 25, 2007.

(16)	Beneficial Ownership Includes:

	Common	Series A	Series B	Series C	Warrants exercisable within 60 days of March 16, 2009	Total
EDJ Limited	71,089	51,838	-	23,588	-	146,515
Jeffrey Porter	13,125	-	-	-	-	13,125
Porter Partners, LP	310,127	217,542	-	102,217	-	629,886
Ben Joseph Partners	100,000	-	-	31,451	-	131,451
Porter Family Living Trust	3,554	47,472	-	-	-	51,026
Total Jeffrey Porter et. al.	497,895	316,852	-	157,256	-	972,003

Beneficial Ownership Excludes (See the blocking provisions in footnote 2):

	Common	Series A	Series B	Series C	Warrants exercisable within 60 days of March 16, 2009	Total
EDJ Limited	-	112,982	-	51,412	45,000	209,394
Jeffrey Porter	-	-	-	-	-	-
Porter Partners, LP	-	474,138	-	222,783	617,500	1,314,421
Ben Joseph Partners	-	-	-	68,549	100,000	168,549
Porter Family Living Trust	-	103,466	-	-	-	103,466
Total Jeffrey Porter et. al.	-	690,586	-	342,744	762,500	1,795,830

Jeffrey Porter has voting and dispositive power over the securities held by EDJ Limited, Porter Partners, LP, and the Porter Family Living Trust. Mr. Porter disclaims beneficial ownership of the securities held by these entities except for his pecuniary interest therein.

(17)	Beneficial Ownership Includes:

	Common	Series A	Series B	Series C	Warrants exercisable within 60 days of March 16, 2009	Total
Trellus Small Cap Opportunity Offshore Fund Limited	23,661	-	9,570	18,200	-	51,431
Trellus Partners II, LP	7,230	-	2,924	8,493	-	18,647
Trellus Small Cap Opportunity Fund, LP	38,838	-	15,708	42,467	-	97,013
Trellus Partners, LP	177,955	11,163	71,535	112,842	-	373,495
Trellus Offshore Fund, Ltd.	254,668	13,104	102,487	60,668	-	430,927
Total	502,352	24,267	202,224	242,670	-	971,513

Beneficial Ownership Excludes (See the blocking provisions in footnote 2):

	Common	Series A	Series B	Series C	Warrants exercisable within 60 days of March 16, 2009	Total
Trellus Small Cap Opportunity Offshore Fund Limited	-	-	29,866	56,800	69,049	155,715
Trellus Partners II, LP	-	-	9,126	26,507	27,140	62,773
Trellus Small Cap Opportunity Fund, LP	-	-	49,022	132,533	139,284	320,839
Trellus Partners, LP	-	34,837	223,252	352,158	923,330	1,533,577
Trellus Offshore Fund, Ltd.	-	40,896	319,843	189,332	462,864	1,012,935
Total	-	75,733	631,109	757,330	1,621,667	3,085,839

Adam Usdan has sole voting power and dispositive power over the securities held by Trellus Offshore Fund Ltd., Trellus Partners, L.P., Trellus Small Cap Opportunity Fund, L.P. Trellus Partners II, L.P. and Trellus Small Cap Opportunity Offshore Fund Limited.  Mr. Usdan disclaims beneficial ownership of the securities held by these entities except for his pecuniary interest therein.

(18)
Includes 750,000 shares of Series C Preferred Stock held by Midsummer Investment, Ltd. (“Midsummer Investment”) and includes 276,711 shares of Common Stock underlying Warrants that are exercisable within 60 days of March 16, 2009. Midsummer Capital, LLC (“Midsummer Capital”) is the investment advisor to Midsummer Investment. By virtue of such relationship, Midsummer Capital may be deemed to have dispositive power over the shares owned by Midsummer Investment. Midsummer Capital disclaims beneficial ownership of such shares. Mr. Michel Amsalem and Mr. Joshua Thomas have delegated authority from the members of Midsummer Capital with respect to the shares of Common Stock owned by Midsummer Investment. Messrs. Amsalem and Thomas may be deemed to share dispositive power over the shares of Common Stock held by Midsummer Investment. Messrs. Amsalem and Thomas disclaim beneficial ownership of such shares of Common Stock, and neither person has any legal right to maintain such delegated authority.

(19)
Includes 500,000 shares of Series C Preferred Stock held by Newland Capital Management and includes 250,000 shares of Common Stock underlying Warrants that are exercisable within 60 days of March 16, 2009.

PROPOSAL ONE - ELECTION OF DIRECTORS

Our Board is elected annually to serve until the next annual meeting of stockholders and until the directors’ successors are duly elected and shall qualify. Unless authority to vote for the election of directors is withheld or the Proxy Form is marked to the contrary, all proxies properly submitted electronically or validly executed hard copy proxies received by mail will be voted FOR the election of the five nominees named below. Four of the nominees named below are currently members of the Board.  Mark Brewer and Ben Bond, who have served on the Board since 2002 and 2004 respectively, will not stand for re-election as directors this year.  This decision was not due to any dispute with the Company. As such, the Board is expected to have five members in fiscal year 2009, as opposed to six members in fiscal year 2008. While management has no reason to believe that any nominee will not be available as a candidate, should such a situation arise, the proxy may be voted for the election of other persons as directors.

Directors Nominated For Re-Election

Name, Age and Occupation	Director Since	Present Term Expires

Jerry R. Welch (58) Chief Executive Officer and Chairman of the Board Mr. Welch joined the Company on September 5, 2006 as Chief Executive Officer. On January 29, 2007, Mr. Welch was also appointed to the role of Chairman of the Board. Mr. Welch was the Chairman of the Board of Picture People Inc., a chain of 320 portrait studios, from October 2005 until October 2006. From 1995 through 2005, Mr. Welch served as CEO of FAO Schwarz Inc. and its predecessor companies, which filed for reorganization under Chapter 11 of the United States Bankruptcy Code in January 2003 and in December 2003.	2006	2009

Joseph D. Hudgins (54)
Director, Compensation Committee Member

Mr. Hudgins has over 26 years experience in the banking industry. Mr. Hudgins is Executive Vice President of First National Bank of Pennsylvania in Sarasota, where he manages operations in Florida. Mr. Hudgins was Senior Vice President - Senior Commercial Real Estate Lender at First Third Bank of Florida from January 2005 to August 2005 and was President and Chief Executive Officer at First National Bank of Florida from January 2001 through December 2004. Mr. Hudgins was President of First National Bank of Florida (formerly known as West Coast Branch) from 1992 through 2003.
	2005	2009

Ernest W. Swift (63) Director, Audit Committee Mr. Swift is a Professor Emeritus of Finance at the J. Mack Robinson College of Business at Georgia State University, where he taught in the Finance Department for 27 years. Since his retirement from Georgia State University in 2002, Mr. Swift has served as a Principal Consultant at Northern Light Consulting, a financial services training and consulting firm.	2007	2009

Bruce E. Terker (54) Director, Compensation Committee Member Mr. Terker is a co founder and partner in Geewax, Terker and Company, a registered investment advisor catering to the institutional investor marketplace. Mr. Terker is also founder of Ballyshannon Partners, L.P., a venture capital and private equity firm which was formed in 1993 and Odyssey Capital Group, a private equity and real estate firm formed in 1989.	2007	2009

Director Nominated For Election	N/A	N/A
Donald A. Harris (56)

Mr. Harris, a nominee for Director, has been the President of 1162 Management, the General Partner of 5 Star Partnership, a private equity firm, since June 2006. Prior to then, Mr. Harris was Chairman and Chief Executive Officer of UbiquiTel Inc., an exclusive provider of Sprint digital wireless mobility communications network products and services. Mr. Harris has more than 20 years of experience in the telecommunications industry, and is the former president of Comcast Cellular Communications, Inc. and a former senior vice president of Comcast Corporation. Mr. Harris is a graduate of the United States Military Academy at West Point and holds a Master of Business Administration degree from Columbia University.
	-	-

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE FIVE NOMINEES TO THE
COMPANY’S BOARD OF DIRECTORS TO HOLD OFFICE UNTIL THE COMPANY’S NEXT ANNUAL MEETING OF STOCKHOLDERS (PROPOSAL ONE).

PROPOSAL TWO - RATIFICATION OF THE APPOINTMENT OF KINGERY & CROUSE, P.A. AS THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED JANUARY 3, 2009 AND FOR THE FISCAL YEAR ENDING JANUARY 2, 2010.

The Audit Committee of the Board (the “Audit Committee”) has appointed Kingery & Crouse, P.A. as our independent registered public accounting firm responsible for the independent audit of our financial statements for the fiscal year ended January 3, 2009 and for the fiscal year ending January 2, 2010.    A representative of Kingery & Crouse, P.A. is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

AUDIT AND RELATED FEES

For the fiscal years ended January 3, 2009 and December 29, 2007, Kingery & Crouse, P.A. billed the approximate fees set forth below:

	2008	2007
Audit Fees	$130,000	$130,000
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$130,000	$130,000

Audit Fees

The aggregate fees billed to us by Kingery & Crouse, P.A. for the performance of the integrated audit of our fiscal 2008 consolidated financial statements as of January 3, 2009, the audit of our wholly owned subsidiary for each of the two fiscal years ended January 3, 2009 and assistance with and review of documents filed with the SEC, were approximately $130,000. The aggregate fees billed to us by Kingery & Crouse, P.A. for the performance of the audit, review of our financial statements, assistance with and review of documents filed with the SEC during 2007 were approximately $130,000.

Audit-Related Fees

There were no audit-related fees.

Tax Fees

There were no tax-related fees.

All Other Fees

There were no other fees.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. We will not engage our independent registered public accounting firm to render audit or non-audit services unless (i) the service and the related fee are specifically approved in advance by the Audit Committee or (ii) the Audit Committee pre-approves specifically described types of services that are expected to be provided to us by our independent registered public accounting firm during the fiscal year. Any pre-approval of specified types of services is subject to a maximum dollar amount.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KINGERY & CROUSE, P.A. AS THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED JANUARY 3, 2009 AND FOR THE FISCAL YEAR ENDING JANUARY 2, 2010. (PROPOSAL TWO).

CORPORATE GOVERNANCE

Board Matters

The Board has determined that Messrs. Bond, Brewer, Hudgins and Swift are “independent” directors as defined by Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. (the “NASD”) listing standards and as defined by Rule 10A-3(b)(1)(ii) promulgated by the SEC. In fiscal 2008, the Board met 11 times. Each director attended over 75% of the Board meetings and attended all applicable committee meetings in fiscal 2008. Directors are not expected to attend the Annual Meeting of stockholders. None of the Directors attended our annual meeting last year.

Committees of the Board of Directors

The Board has a standing Audit Committee and a standing Compensation Committee.

Audit Committee

The primary function of the Audit Committee as stated in its charter is to assist the Board in fulfilling its oversight responsibilities relating to monitoring the quality, reliability and integrity of our external financial reporting process, the adequacy of our internal controls particularly with respect to our compliance with legal and regulatory requirements and corporate policy, and the independence and performance of our registered public accounting firm who is ultimately accountable to, and must report directly to, the Audit Committee. The Audit Committee charter is available for viewing online at http://www.nfinanse.com under the “Corporate Governance” tab, without charge.

The Audit Committee met four times in fiscal year 2008. The current members of the Audit Committee are Messrs. Ernest Swift, Chairman, and Ben Bond.  Both members of the Audit Committee are “independent” as independence is defined in Rule 4200(a)(15) of the NASD listing standards and as defined by Rule 10A-3(b)(1)(ii) promulgated by the SEC. Mr. Swift has been determined by the Audit Committee to be an “audit committee financial expert” as defined by the Audit Committee’s charter in accordance with rules promulgated by the SEC.

Compensation Committee

The purpose of the Compensation Committee is to assist the Board of Directors in its entirety in carrying out its responsibilities with respect to (a) employee compensation programs (b) executive compensation programs and (c) director compensation programs.  The Compensation Committee charter is available for viewing online at http://www.nfinanse.com under the “Corporate Governance” tab, without charge.

The current members of the Compensation Committee are Messrs. Joseph Hudgins, Chairman, Mark Brewer and Bruce Terker.  Messrs. Hudgins and Brewer are independent within the meaning of Rule 10A-3(b)(1)(ii) and Rule 4200(a)(15) promulgated by the SEC and the NASD, respectively.  The Compensation Committee met one time during the 2008 fiscal year.

Director Nomination Process

We do not have a standing nominating committee or a charter with respect to the nominating process.  The Board believes that it is not necessary to have such a committee because its size and composition allow it to adequately identify and evaluate qualified candidates for directors.  By resolution, the Board has adopted a policy regarding director nominations.  Under this policy, a majority of our independent directors, within the meaning of Rule 10A-3(b)(1)(ii) and Rule 4200(a)(15) promulgated by the SEC and the NASD, respectively, consider and recommend to the whole Board the potential director nominees.  Our independent directors standing for re-election are Messrs. Bond, Brewer, Hudgins and Swift.

The Board will consider any candidate proposed in good faith by a shareholder.  To do so, the Board has adopted a resolution that requires a shareholder to timely submit to our secretary at the address set forth on the first page of this proxy statement the following:

●	the candidate’s name and the information about the individual that would be required to be included in a proxy statement under the rules of the SEC;

●	information about the relationship between the candidate and the nominating shareholder;

●	the consent of the candidate to serve as a director; and

●	proof of the number of shares of our Common Stock that the nominating shareholder owns and the length of time the shares have been owned.

To be timely, a shareholder’s nomination must be delivered to our Corporate Secretary at least 120 days before the anniversary date on which we first mailed our proxy materials for our prior year’s annual meeting of shareholders.

In considering candidates for nomination, the Board shall seek individuals who evidence strength of character, mature judgment and the ability to work collegially with others.  Furthermore, it is the policy of the Board that it endeavor to have directors who collectively possess a broad range of skills, expertise, industry and other knowledge and business and other experience useful to the effective oversight of our business; therefore, in considering whether to nominate a person for election as a director, the independent directors and the Board will consider, among other factors, the contribution such person can make to the collective competencies of the Board based on such person’s background.  In determining whether to nominate a current director for re-election, the Board will take into account these same criteria as well as the director’s past performance, including his or her participation in and contributions to the activities of the Board.

Ethics Policy for Senior Officers

The Board has adopted an ethics policy for our senior officers, including our chief executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the ethics policy for senior officers can be obtained from our Internet web site at http://www.nfinanse.com, under the “Corporate Governance” tab, without charge.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table – Fiscal Year 2008

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jerry R. Welch, Chief Executive Officer and Director	2008 2007	270,385 235,000	50,000 32,900	- -	869,728 829,657	- -	- -	17,738 14,884	1,207,851 1,112,441
Raymond P. Springer Chief Financial Officer	2008 2007	198,270 185,000	31,000 27,100	- -	410,551 390,446	- -	- -	27,173 25,193	666,994 627,739
Daniel Davis, Chief Technology Officer	2008 2007	181,346 165,000	16,000 -	- -	61,040 91,172	- -	- -	20,970 20,063	279,356 276,235

On December 15, 2008, Mr. Springer and Mr. Davis each received options to purchase 750 shares of Common Stock at an exercise price of $0.75. The options become fully vested in three years, one third vests on December 16, 2009 and 1/24 of the remaining grant vests monthly thereafter.

On January 24, 2008, the Compensation Committee recommended to the Board and the Board granted options respectively to Messrs. Welch, Springer and Davis to purchase 95,000, 45,000 and 22,500 shares of Common Stock.  Mr. Welch’s and Mr. Springer’s option grants have an exercise price of $4.00 per share and are all vested as of December 31, 2008. Mr. Davis’s options are exercisable at $4.00 per share with 1/3 of the options vesting on January 24, 2009 and 1/24 of the remaining options vesting on the 24th day of each of the following 24 months.

On August 8, 2007, the Compensation Committee recommended to the Board and the Board granted options to Mr. Davis to purchase 15,000 shares of Common Stock at an exercise price of $3.30 per share.  One third of the options vest on August 8, 2008 and 1/24th of the remaining options will vest on the 8th day of each month following the first anniversary of the date of grant.

On July 12, 2007, the Compensation Committee recommended to the Board and the Board granted options to Messrs. Welch and Springer to purchase 197,855 and 93,108 shares of Common Stock, respectively.  Mr. Welch’s and Mr. Springer’s option grants were made pursuant to their respective employment agreements, have an exercise price of $3.40 per share and are all vested as of December 31, 2008.

On January 18, 2007, the Compensation Committee recommended to the Board and the Board granted options respectively to Messrs. Welch, Springer and Davis to purchase 603,416, 283,960 and 60,000 shares of Common Stock, respectively.  Mr. Welch’s and Mr. Springer’s option grants were made pursuant to their respective employment agreements, and have an exercise price of $1.50 per share and are all vested as of December 31, 2008. Mr. Davis’s options are exercisable at $1.50 per share with 1/3 of the options vesting on January 18, 2008 and 1/36 of the options vesting on the 18th day of each of the following 24 months.

In addition, pursuant to their respective employment agreements, Messrs. Welch and Springer received cash bonuses on June 20, 2008 of $50,000 and $32,000, respectively, for fiscal 2007 and on January 31, 2007 of $32,900 and $27,100, respectively, representing a pro rata bonus calculation from September 5, 2006 to December 30, 2006. Mr. Davis received a cash bonus on June 20, 2008 of $16,000 for fiscal 2007 and a cash bonus on February 13, 2009 of $40,000 based on his agreement to remain in the employment of the Company through January 31, 2009.

“All Other Compensation” includes the amounts paid to or on behalf of each executive for health insurance, auto reimbursement, if any, imputed group term life insurance premiums and matching on our 401-K plan. Amounts in last year’s Proxy Statement only included the imputed amount for group term life insurance premiums and any auto reimbursements. The prior reported amounts were updated in the table above to include all the aforementioned payments for both fiscal year 2007 and fiscal year 2008.

Other Related Events in Fiscal Year 2009

On January 29, 2009 , the Compensation Committee recommended to the Board and the Board granted to Mr. Davis 30,000 stock options at an exercise price of $1.02 per share, which, using the Black-Scholes option pricing model, were valued at an aggregate of $29,623. The options become fully vested in two years, one half vests on the anniversary date of the grant and 1/12 of the remaining grant vests monthly thereafter.

On February 23, 2009, the Compensation Committee recommended to the Board and the Board granted to Mr. Welch 250,000 stock options at an exercise price of $1.00 per share, which, using the Black-Scholes option pricing model, were valued at an aggregate of $143,840.  Options to purchase 50,000 shares will become fully vested on the anniversary date of the grant and 50,000 options will vest ratably over the 12 months beginning March 31, 2010. Of the final 150,000 options, 75,000 will vest on the first anniversary date of the grant and 75,000 will vest ratably over the 12 months beginning March, 2010, provided the Company has positive EBITDA in any month prior to September 30, 2009. Notwithstanding the forgoing, if the Company does not have positive EBITDA in any month prior to September 30, 2009, so long as Mr. Welch is employed by the Company, all 250,000 stock options will accelerate and become fully vested and exercisable as of the date of a change in control of the Company, if any.

On February 23, 2009, the Compensation Committee recommended to the Board and the Board granted to Mr. Springer 50,000 stock options at an exercise price of $1.00 per share, which, using the Black-Scholes option pricing model, were valued at an aggregate of $28,768.  The options will become fully vested in two years, with one half vesting on the anniversary date of the grant and 1/12 of the remaining grant vesting monthly thereafter.

Outstanding Equity Awards at Fiscal Year-End - 2008

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not V ested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Jerry R. Welch, Chief Executive Officer	95,000 197,855 603,416	- - -	- - -	$ 4.00 $ 3.40 $ 1.50	01/24/18 07/11/17 01/07/17	- - -	- - -	- - -	- - -
Raymond P. Springer, Chief Financial Officer	- 45,000 93,108 283,986	750(1) - - -	- - - -	$ 0.75 $ 4.00 $ 3.40 $ 1.50	12/16/18 01/24/18 07/11/17 01/07/17	- - - -	- - - -	- - - -	- - - -
Daniel Davis, Chief Technology Officer	- - 6,667 38,333 17,500 20,000	750(1) 22,500(2) 8,332(3) 21,667(4) - -	- - - - - -	$ 0.75 $ 4.00 $ 3.30 $ 1.50 $ 11.00 $ 8.20	12/16/18 1/24/18 08/07/17 01/17/17 06/30/11 07/17/10	- - - - - -	- - - - - -	- - - - - -	- - - - - -

(1)
The options become fully vested in three years, one third vests on December 16, 2009 and 1/24 of the remaining grant vests monthly thereafter.  Notwithstanding the vesting schedule, the options will be immediately fully vested and exercisable in the event of a change in control and/or death or total disability.

(2)
The options become fully vested in three years, one third vested on January 25, 2009 and 1/24 of the remaining grant vests monthly thereafter.  Notwithstanding the vesting schedule, the options will be immediately fully vested and exercisable in the event of a change in control and/or death or total disability.

(3)
The options become fully vested in three years, one third vested on August 8, 2008 and 1/24 of the remaining grant vests monthly thereafter.  Notwithstanding the vesting schedule, the options will be immediately fully vested and exercisable in the event of a change in control and/or death or total disability.

(4)
The options become fully vested in three years, one third vests on January 18, 2008 and 1/24 of the remaining grant vests monthly thereafter.  Notwithstanding the vesting schedule, the options will be immediately fully vested and exercisable in the event of a change in control and/or death or total disability.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

The employment agreement with our Chief Executive Officer, Jerry R. Welch, had an initial term from September 5, 2006 to December 31, 2008 and provides him with a current annual salary of $275,000. The agreement is to be automatically renewed indefinitely for succeeding terms of two years unless otherwise terminated in accordance with the agreement. Additionally, Mr. Welch received the option to purchase approximately 603,400 shares of our Common Stock at an exercise price of $1.50 per share, which, using the Black-Scholes option pricing model, were valued at an aggregate of approximately $845,000. As of January 3, 2009, all of the options have vested and the aggregate value of the options was recognized as stock-based compensation expense on a straight line basis as the options vested. The grant was equal to 4.25% of the total of our then outstanding shares, options and warrants as of December 28, 2006 (the date we completed the permanent financing required for the grant of such options).
On July 12, 2007, Mr. Welch was awarded 197,855 stock options at an exercise price of $3.40 per share, which, using the Black-Scholes option pricing model, were valued at an aggregate of approximately $619,000.  As of January 3, 2009, all of the options have vested and the aggregate value of the options was recognized as stock-based compensation expense on a straight line basis as the options vested.
The grant was equal to approximately 4.25% of the shares of our total stock and warrants issued under the June 29, 2007 Securities and Purchase Agreements.

On January 24, 2008, Mr. Welch was awarded 95,000 stock options at an exercise price of $4.00 per share, which, using the Black-Scholes option pricing model, were valued at an aggregate of approximately $233,725.  As of January 3, 2009, all of the options have vested and the aggregate value of the options was recognized as stock-based compensation expense on a straight line basis as the options vested.

On February 23, 2009, Mr. Welch was awarded 250,000 stock options at an exercise price of $1.00 per share which, using the Black-Scholes option pricing model, were valued at an aggregate of $143,840.  The options to purchase 50,000 shares will become fully vested on the first anniversary date of the grant and 50,000 options will vest ratably over the 12 months beginning March 31, 2010. Of the final 150,000 options, 75,000 will vest on the first anniversary date of the grant and 75,000 will vest ratably over the 12 months beginning March, 2010, provided the Company has positive EBITDA in any calendar month prior to September 30, 2009. Notwithstanding the forgoing, if the Company does not have positive EBITDA in any calendar month prior to September 30, 2009, so long as Mr. Welch is employed by the Company, all 250,000 stock options will accelerate and become fully vested and exercisable as of the date of a Change in Control of the Company, if any.

The employment agreement with our Chief Financial Officer, Raymond Springer, has an initial term from September 5, 2006 to December 31, 2008 and provides him with a current annual salary of $200,000.  Additionally, Mr. Springer received the option to purchase approximately 284,000 shares of our Common Stock at an exercise price of $1.50 per share which, using the Black-Scholes option pricing model, were valued at an aggregate of approximately $400,000. As of January 3, 2009, all of the options have vested and the aggregate value of the options was recognized as stock-based compensation expense on a straight line basis as the options vested.  This grant was equal to 2.0% of the total of our then outstanding shares, options and warrants on December 28, 2006 (the date we completed the permanent financing required for the grant of such shares).

On July 12, 2007, Mr. Springer was awarded 93,108 stock options at an exercise price of $3.40 per share which, using the Black-Scholes option pricing mode, were valued at an aggregate of approximately $291,000.  As of January 3, 2009, all of the options have vested and the aggregate value of the options was recognized as stock-based compensation expense on a straight line basis as the options vested.  The grant was equal to approximately 2.00% of the shares of our total stock and warrants issued under the June 29, 2007 Securities and Purchase Agreements.

On January 24, 2008, Mr. Springer was awarded 45,000 stock options at an exercise price of $4.00 per share which, using the Black-Scholes option pricing model, were valued at an aggregate fair value of approximately $110,700.  As of January 3, 2009, all of the options have vested and the aggregate value of the options was recognized as stock-based compensation expense on a straight line basis as the options vested.

On December 15, 2008, Mr. Springer was awarded 750 stock options at an exercise price of $0.75 per share which, using the Black-Scholes option pricing model, were valued at an aggregate of $527.  The options become fully vested in three years, with one third vesting on December 16, 2009 and 1/24 of the remaining grant vesting monthly thereafter.

On February 23, 2009, Mr. Springer was awarded 50,000 stock options at an exercise price of $1.00 per share which, using the Black-Scholes option pricing model, were valued at an aggregate of $28,768.  The options become fully vested in two years, with one half vesting on the anniversary date of the grant and 1/12 of the remaining grant vesting monthly thereafter.

Notwithstanding the above mentioned vesting schedules, the options will be immediately fully vested and exercisable in the event of a change in control (as defined in the employment agreements of Messrs. Welch and Springer), and/or the death or total disability of Mr. Welch or Mr. Springer during the terms of their employment. To the extent the options are not previously exercised, the options terminate on the earlier of (i) the date ten years following the grant date or (ii) at the date 12 months following the cessation of Mr. Welch’s and/or Mr. Springer’s employment with us.

Both Mr. Welch and Mr. Springer also receive performance-based bonuses and certain medical and other benefits.  If we terminate Mr. Welch or Mr. Springer without cause, we will be required to pay severance to them in the amount of compensation and benefits they would have otherwise earned in the remaining term of their agreements or twelve months, whichever period is shorter.

COMPENSATION OF DIRECTORS - 2008

The following summary compensation table sets forth information concerning compensation for our Board of Directors for the year ended January 3, 2009.

Name	Fiscal Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Benjamin J. Bond	2008	$ 35,000	-	$ 13,824	-	-	-	$ 48,824
Joseph D. Hudgins	2008	$ 32,250		$ 13,284	-	-	-	$ 45,534
Mark Brewer	2008	$ 34,150	-	$ 13,284	-	-	-	$ 47,434
Bruce E. Terker	2008	$ 29,417	-	$ 20,376	-	-	-	$ 50,153
Ernest W. Swift	2008	$ 28,833	-	$ 20,736	-	-	-	$ 49,569

(1)           These amounts are equal to the dollar amounts recognized in fiscal 2008 with respect to the option awards for financial statement purposes, computed in accordance with SFAS 123(R), but without giving effect to estimated forfeitures.  The assumptions used in determining the amounts in this column are set forth in note G to our consolidated financial statements.  As of January 3, 2009, the aggregate number of director option awards outstanding was as follows:  Mr. Bond - 37,500 options; Mr. Hudgins - 32,500 options; Mr. Brewer - 37,500 options; Mr. Terker - 15,000 options; and Mr. Swift - 15,000 options.

Director Compensation

Nonemployee directors were paid a quarterly stipend of $6,250 in fiscal 2008, $750 per meeting attended and $500 per committee meeting attended.  In addition, each nonemployee director is entitled to receive annual option grants to purchase 10,000 shares of Common Stock. These grants were made immediately following the Annual Meeting and have an exercise price equal to the fair market value on the date of grant. Mr. Terker and Mr. Swift, as first year directors in 2008, received option grants to purchase 15,000 shares of Common Stock.

Although we typically have Board meetings bi-monthly, during fiscal year 2008, our Board met 11 times.  The Audit Committee meets at least quarterly and the Compensation Committee meets as often as they deem necessary.  During fiscal year 2008, our Board met 11 times.

EQUITY COMPENSATION PLANS

The following table provides information concerning our equity compensation plans as of January 3, 2009:

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,641,779	$ 3.57	1,363,404
Equity compensation plans not approved by security holders	--	--	--
Total	2,641,779	$ 3.57	1,363,404

REPORT OF THE AUDIT COMMITTEE

The Audit Committee operates pursuant to a formal written charter and complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the related rules and regulations of the Securities and Exchange Commission and the National Association of Securities Dealers (the “NASD”).  The Audit Committee charter is available for viewing online at http://www.nfinanse.com under the “Corporate Governance” tab.

In accordance with that charter and the independence criteria prescribed by applicable law and the rules and regulations of the Securities and Exchange Commission for audit committee membership, all of the members of the Audit Committee are independent directors as defined in NASD Marketplace Rule 4200(a)(15). Mr. Ernest Swift has been designated by the Board as an “audit committee financial expert” as defined by the Audit Committee’s charter in accordance with rules promulgated by the SEC.

The purposes of the Audit Committee are described in this Proxy Statement under the caption “Corporate Governance” and in the charter of the Audit Committee. In particular, it is our duty to review the accounting and financial reporting processes of the Company on behalf of the Board. In fulfilling our responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements to be contained in the Company’s annual report on Form 10-K for the fiscal year ended January 3, 2009 with the Company’s management and also with Kingery & Crouse, P.A., the Company’s independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls, and has represented to the Audit Committee that such financial statements were prepared in accordance with generally accepted accounting principles. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

The Audit Committee has also discussed with Kingery & Crouse, P.A. the matters that are required to be discussed by the auditors with the Audit Committee under Statement on Auditing Standards No. 61, as amended. Furthermore, the Audit Committee has received and discussed with the auditors their annual written report on their independence from the Company and its management, which is made under Rule 3600T of the Public Company Accounting Oversight Board, which adopts Independence Standards Board Standard No. 1 (independence discussions with audit committees), and has considered with Kingery & Crouse, P.A. whether the provision of non-audit services to the Company would be compatible with the auditors’ independence.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews the Company’s earnings releases before issuance and the annual report on Form 10-K prior to filing with the Securities and Exchange Commission. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to accounting principles generally accepted in the United States.

In reliance on these reviews, discussions and reports, the Audit Committee has recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended January 3, 2009 for filing with the Securities and Exchange Commission.

Date:  April 3, 2009
/s/ Ernest Swift, Chairman
/s/ Benjamin Bond

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Issuance of Shares of Common Stock, of Shares of Series B Convertible Preferred Stock and Shares of Series C Convertible Preferred Stock and Notes  to Holders of 5% or More of our Securities and their Affiliates

Common Stock and Series B Convertible Preferred Stock Offering
On June 29, 2007, we entered into securities purchase agreements with several institutional and accredited investors, pursuant to which the Company issued and sold to such investors an aggregate of (i) 1,000,000 shares of its Series B Preferred Stock, (ii) 2,023,199 shares of its Common Stock, and (iii) warrants to purchase 1,511,600 shares of common stock (the “June 2007 Warrants”) for an aggregate purchase price of $9,069,597.

Common Stock and Series C Convertible Preferred Stock Offering
During the period from March 31, 2008 through June 12, 2008 we entered into a series of purchase agreements and exchange agreements with certain accredited investors party under which the Company ultimately issued and sold for an aggregate purchase price of $10,915,000 an aggregate of (i) 4,037,500 shares of Series C Preferred Stock, (ii) 1,420,000 shares of its common stock and (iii) warrants to purchase 2,728,750 shares of common stock at $2.30 per share.  In addition, the June 2007 Warrants held by participating investors were amended such that the exercise price per share of such investor’s June 2007 Warrants was reduced from $5.00 per share to $2.30 per share.

Original Loan and Security Agreement and Amended Loan and Security Agreement
On June 10, 2008 the Company and its wholly owned subsidiary, nFinanSe Payments Inc. (collectively, the “Borrowers”), entered into a Loan and Security Agreement (the “Original Loan Agreement”) and on November 26, 2008 entered into an Amended and Restated Loan and Security Agreement (the “Amended and Restated Loan Agreement”) with Ballyshannon Partners, L.P., Ballyshannon Family Partnership, L.P., Midsummer  Investment, Ltd., Porter Partners, L.P. and Trellus Partners, L.P. (collectively, the Lenders”).  The Original Loan Agreement established a revolving credit facility in the maximum aggregate principal amount of $15,500,000 with the Borrowers’ obligations secured by a lien on substantially all of the Company’s assets.  Loans under the Original Loan Agreement will be used solely to make payments to card issuing banks for credit to stored value cards.  The Amended and Restated Loan Agreement modified the Original Loan Agreement by establishing a sub-commitment of $3,400,000, pursuant to which each Lender, in its sole discretion, may advance funds (each, an “Accommodation Loan”) that may be used by the Company for working capital expenditures, working capital needs and other general corporate purposes of the Company.

The Lenders received warrants dated July 21, 2008 entitling the Lenders to purchase up to an aggregate of 1,007,500 shares of Common Stock at an exercise price of $2.30 per share, which exercise price is subject to customary adjustments for Common Stock splits and reverse stock splits.

As further consideration for providing the Accommodation Loans, the Company issued warrants (the “Accommodation Loan Warrants”) to the Accommodation Loan Lenders which entitle the Accommodation Loan Lenders to purchase that number of shares of Common Stock equal to 50% of the amount of such Accommodation Lender’s Accommodation Loans, at a per share price of $1.00, which exercise price is subject to customary adjustments for Common Stock splits and reverse stock splits.

On February 3, 2009 as consideration for providing commitments to the funding of the aforementioned Accommodation Loans, the Company amended certain warrant agreements held by the Accommodation Lenders such that the exercise prices of the warrants were reduced to $1.00 from stated exercise prices ranging from $2.00 to $2.30.

The following table sets forth as of March 3, 2009 the number of shares of Series A Preferred Stock, shares of Common Stock, the June 2007 Warrants, and shares of Series B Preferred Stock sold on June 29, 2007, warrants issued in July 2008 to purchase shares of common stock, shares of Series C Stock sold on July 13, 2008, Loan advances made on the Original Loan Agreement (“OLA”) and warrants to purchase shares of Common Stock issued in connection with the loan advances,  all which were sold to our 5% stockholders and their affiliates.  Mr. Bruce Terker, one of our directors, beneficially owns the shares held by Ballyshannon Partners L.P.

Name	June 2007 Warrants	Shares of Series B Preferred Stock	July 2008 Warrants	Shares of Series C Preferred Stock	Loan Advances on the OLA	Warrants issued in connection with the OLA	Warrants issued in connection with Accommodation Loans
GSSF Master Fund LP	-	-
London Family Trust	-	-
Robert Berlacher	25,000	-	81,250	162,500
Northwood Capital Partners, LP	25,000	-	50,000	100,000
Porter Partners, LP	100,000	-	250,000	500,000	$ 500,000	162,500	250,000
Ballyshannon Partners, LP	250,000	166,667	437,500	875,000	$ 400,000	65,000	200,000
Trellus Partners, LP	666,667	833,333	500,000	1,000,000	$ 2,000,000	455,000	1,000,000
Midsummer Investment, LTD.			375,000	750,000	$ 500,000	325,000

Placement Agent Arrangement

Emerging Growth Equities, Ltd., (“EGE”), acted as placement agent for the June 29, 2007 transaction and received a fee equal to $634,872 and a warrant to purchase 120,928 shares of Common Stock, exercisable at $3.30 per share and expiring on June 29, 2012.  Robert A. Berlacher, who served on the Board from March 1, 2007 through October 25, 2007, is a co-founder and director of EGE Holdings, Ltd., a holding company with a 100% ownership interest in EGE.  Mr. Berlacher received no compensation from EGE Holdings, Ltd. or EGE related to the Company’s sale of Common Stock, Series B Preferred Stock and warrants. Mr. Bruce Terker, a member of our Board, controls two entities that are investors in EGE Holdings, Ltd.

Collins Stewart LLC and EGE acted as placement agents for the fiscal 2008 equity transactions and shared equally a $535,600 fee and a warrant to purchase 109,150 shares of Common Stock, exercisable at $2.53 per share and expiring on June 12, 2013.  Robert A. Berlacher, a former member of the Board and a current stockholder of the Company, is a co-founder and director of EGE Holdings, Ltd., a holding company with a 100% ownership interest in EGE.  Mr. Berlacher received no compensation from EGE Holdings or EGE related to the Company’s sale or exchange of Common Stock, Series C Preferred Stock and the Warrants.

Collins Stewart LLC and EGE acted as placement agents for the Original Loan Agreement and shared equally a $310,000 fee.  The placement agent fees for the credit facility are reflected in deferred financing costs.

Other Related Party Transactions

On February 19, 2008, the Company completed the funding of collateral amounting to approximately $1.8 million required for the performance bonds issued in connection with our state licensing efforts. The collateral, in the form of a one-year letter of credit issued by a bank, was placed with the insurance company that issued the various bonds aggregating to a face amount of approximately $7.2 million. The issuing bank required that the letter of credit be guaranteed by Jeffrey Porter, one of our major stockholders, and Bruce E. Terker, a member of our Board and a current major stockholder.  In connection with this accommodation, the Company and Messrs. Porter and Terker entered into respective Guaranty and Indemnification Agreements. The Guarantee and Indemnification Agreements were cancelled in February 2009.

On February 1, 2009, the Company completed a partial funding of collateral amounting to approximately $0.5 million (ultimately 10% of the face amount of the bonds issued) for performance bonds issued in connection with our state licensing efforts, replacing the aforementioned funding.  The collateral, in the form of a letter of credit arranged by Mr. Jeffrey Porter, was issued by a bank and placed with the insurance company that issued the various bonds aggregating to a face amount of approximately $8.2 million.  Mr. Porter entered into a Guarantee and Indemnification Agreement with the Company dated February 1, 2009.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, our executive officers and persons who own more than 10% of our Common Stock to file initial reports of ownership (Form 3) and reports of changes in ownership of our Common Stock (Forms 4 and 5) with the Securities and Exchange Commission. These persons are required by SEC regulations to furnish us with copies of all section 16(a) reports they file.  To our knowledge, based solely on our review of the copies of such reports received or written representations from such, we believe that during our fiscal year ended January 3, 2009, certain reports on Forms 3 and 4 were filed late.  The following filings on Forms 3 and 4 represent late filings.

•
Bruce E. Terker:  Form 4 filed on April 1, 2008 represents late filings for reports that should have been filed on March 23, 2008.  Form 4 filed on May 21, 2008 represents late filings for reports that should have been filed on May 10, 2008.  Form 4 filed on May 23, 2008 represents late filings for reports that should have been filed on May 18, 2008.  Form 4 filed on August 25, 2008 represents late filings for reports that should have been filed on August 23, 2008.

•	Benjamin J. Bond: Form 4 filed on May 15, 2008 represents late filings for reports that should have been filed on May 10, 2008.
•	Joseph D. Hudgins: Form 4 filed on May 15, 2008 represents late filings for reports that should have been filed on May 10, 2008.
•	Mark S. Brewer: Form 4 filed on May 15, 2008 represents late filings for reports that should have been filed on May 10, 2008.
•
Ernest W. Swift:  Form 4 filed on May 21, 2008 represents late filings for reports that should have been filed on May 10, 2008. Form 4 filed on August 25, 2008 represents late filings for reports that should have been filed on August 23, 2008.

•
Jerry R. Welch:  Form 4 filed on August 25, 2008 represents late filings for reports that should have been filed on August 23, 2008. Form 4 filed on March 3, 2009 represents late filings for reports that should have been filed on February 25, 2009.

•
Raymond P. Springer:  Form 4 filed on August 25, 2008 represents late filings for reports that should have been filed on August 23, 2008. Form 4 filed on December 19, 2008 and amended on the same date, represents late filings for reports that should have been filed on December 17, 2008.  Form 4 filed on March 2, 2009 represents late filings for reports that should have been filed on February 25, 2009.

•
Jerome A. Kollar:  Form 4 filed on December 19, 2008 represents late filings for reports that should have been filed on December 17, 2008.  Form 4 filed on December 19, 2008 and amended on the same date, represents late filings for reports that should have been filed on December 17, 2008.  Form 4 filed on February 25, 2009 represents late filings for reports that should have been filed on January 31, 2009.

•
Daniel W. Davis:  Form 4 filed on December 19, 2008 and amended on the same date, represents late filings for reports that should have been filed on December 17, 2008. Form 4 filed on February 25, 2009 represents late filings for reports that should have been filed on January 31, 2009.

STOCKHOLDER PROPOSALS

Stockholders interested in submitting a proposal for inclusion in the proxy statement for our 2010 Annual Meeting of Stockholders may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion in our proxy statement for our 2010 Annual Meeting of Stockholders, stockholder proposals must be prepared in accordance with the SEC’s proxy rules and received by our Corporate Secretary no later than December 5, 2009.

OTHER MATTERS

The cost of soliciting proxies will be borne by us. Proxies may be solicited by certain of our officers and employees personally or by written communication, telephone, facsimile or other means, for which they will receive no compensation in addition to their normal compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we may reimburse them for their reasonable out-of-pocket and clerical expenses.

Although we know of no items of business which will be presented at the Annual Meeting other than those described herein, proxies in the accompanying form will confer discretionary authority to the proxy agents with respect to any other matters which may come before the meeting to the extent permitted by the applicable rules of the SEC. In this regard, we intend to avail ourselves, until further notice, of the provisions of Rule 14a-4(c)(1) which grants the proxy agents discretionary authority to vote on any stockholder proposals presented at the meeting of which we have not received notice at least 45 days before the anniversary of the date on which we first mailed our proxy materials for last year’s annual meeting. We received no notice of any stockholder proposal by such date.

We may deliver only one copy of this Notification to stockholders residing at the same address, unless such stockholders have notified us of their desire to receive multiple copies of the Proxy Statement. Stockholders residing at the same address may request delivery of only one copy of the Notification by directing a notice to our Secretary at our offices set forth on page 1 of the Proxy Statement. We will promptly deliver, upon oral or written request, a separate copy of this Proxy Statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should also be directed to our Secretary at our offices set forth on page 1 of this Proxy Statement.

Electronic versions of our Annual Report on Form 10-K (including financial statements and schedules but without exhibits) for fiscal 2008 are available at the SEC's website at http://www.sec.gov.  Additionally, upon request, we will furnish to record and beneficial holders of our common shares, free of charge, a copy of our Annual Report on Form 10-K (including financial statements and schedules but without exhibits) for fiscal 2008. All requests should be directed to our Secretary at our offices set forth on page 1 of this Proxy Statement.

CONSENT TO ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

Shareholders can access this Proxy Statement and our Annual Report on Form 10-K via the Internet at www.proxyvote.com/ by following the instructions outlined on the secure web site.  If you would like to continue to reduce the costs incurred by us in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions discussed above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

Registered shareholders that wish to revoke their request for electronic delivery at any time without charge, should contact our Corporate Secretary, nFinanSe Inc., 3923 Coconut Palm Drive, Suite 107, Tampa, FL 33619 or contact us at (813) 367-4400.

If you hold your shares through a bank, brokerage firm or other nominee and you have not already done so, you can choose this electronic delivery option by contacting your nominee. You may update you electronic address by contacting your nominee.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 14, 2009: Our Proxy Statement and our Annual Report on Form 10-K are available free of charge at www.proxyvote.com/.

By Order of the Board of Directors,
/s/ Raymond P. Springer
Raymond P. Springer, Secretary
April 3, 2009

Front Side of Proxy

NFINANSE INC. ANNUAL MEETING May 14, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Raymond P. Springer, with power to appoint his substitute, as proxy of the undersigned and authorizes him to represent and vote, as designated below, all the shares of Common Stock of nFinanSe Inc. that the undersigned would be entitled to vote if personally present, and to act for the undersigned at the annual meeting to be held on May 14, 2009, or any adjournment or postponement thereof.

This proxy will be voted in the manner directed herein and in accordance with the accompanying Proxy Statement.  Receipt of the Proxy Statement is hereby acknowledged.  If no direction is made, this proxy will be voted FOR Proposals 1 and 2, which are being proposed by the Board of Directors of nFinanSe Inc.

The Board of Directors recommends that you vote FOR the approval of Proposals 1 and 2.

(TO BE SIGNED ON THE REVERSE SIDE)

Back Side of Proxy

PLEASE MARK, DATE AND SIGN THIS PROXY

1.
To consider the election of five (5) directors to Company’s Board of Directors to hold office until the Company’s next annual meeting of stockholders (Proposal One):

NOMINEES: Jerry R. Welch, Joseph D. Hudgins, Ernest W. Swift, Bruce E. Terker and Donald A. Harris

	___ FOR ALL NOMINEES	___ WITHHOLD ALL NOMINEES

WITHHOLD for the following nominees only: (In the space provided below, write in the name of the nominee(s) for whom you wish to WITHHOLD:

________________________________________________________________________________

2.
To consider the ratification of the appointment of Kingery & Crouse, P.A. as the Company’s independent registered public accounting firm for the fiscal year ended January 3, 2009 and for the fiscal year ending January 2, 2010. (Proposal Two).

	___ FOR	___ AGAINST	___ ABSTAIN

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.  The signature must be that of the stockholder himself, herself or itself. If shares are held jointly, each stockholder named should sign. If the signer is a corporation, please sign the full corporate name by duly authorized officer. If the signer is a partnership, please sign the full partnership name by authorized person. Executors, administrators, trustees, guardians, attorneys-in-fact, etc., should so indicate when signing.

Dated:_______________, 2009	(IMPORTANT: Please insert date.)

INDIVIDUAL OR JOINT HOLDER:

Signature:___________________________

Print Name Here:___________________________

Signature (if jointly held):___________________________

Print Name Here (if jointly held):___________________________

CORPORATE OR PARTNERSHIP HOLDER:

Company Name:___________________________

Signature:	___________________________
Name:	___________________________
Title:	___________________________